SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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                           WHITTIER ENERGY CORPORATION
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     was paid previously. Identify the previous filing by registration statement
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

                           WHITTIER ENERGY CORPORATION
                           333 Clay Street, Suite 1100
                              Houston, Texas 77002




June 21, 2004



Dear Stockholder:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Whittier Energy Corporation (the "Company") to be held on Tuesday, July 20, 2004, at 10:00 a.m., local time, in the corporate offices of The Whittier Trust Company, 1600 Huntington Drive, South Pasadena, California.

     At the Annual Meeting, you will be asked to elect six directors to Whittier Energy's Board of Directors and approve the 2004 Long-Term Incentive Plan. The Board of Directors recommends that you vote FOR both of these proposals. We encourage you to carefully read the accompanying Proxy Statement, which includes details regarding the matters to be acted upon.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. You may vote by promptly completing, signing, dating and returning your proxy card in the enclosed envelope. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

     On behalf of our board of directors and management, thank you for your continued support of Whittier Energy.


Sincerely,

/s/ JAMES A. JEFFS                        /s/ BRYCE W. RHODES
------------------                        -------------------
JAMES A. JEFFS                            BRYCE W. RHODES
Chairman                                  Chief Executive Officer

                                Table of Contents



Notice of Annual Meeting of Stockholders ......................................i

Proxy Statement ...............................................................1

        Quorum and Voting......................................................1

       *Proposal No. 1 - Election of Directors.................................2

       *Proposal No. 2 - Approval of 2004 Long-Term Incentive Plan.............4

        Corporate Governance and Board Matters................................10

        Audit Committee Report................................................13

        Executive Officers....................................................14

        Executive Compensation................................................15

        Security Ownership of Certain Beneficial Owners and Management........18

        Code of Ethics........................................................22

        Accountants...........................................................22

Exhibit A - Audit Committee Charter...........................................25



*To be voted on at the Annual Meeting of Stockholders

                           WHITTIER ENERGY CORPORATION
                           333 Clay Street, Suite 1100
                              Houston, Texas 77002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 20, 2004



To the Stockholders of Whittier Energy Corporation:

     The 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Whittier Energy Corporation (the "Company") will be held on Tuesday, July 20, 2004, at 10:00 a.m., local time, in the corporate offices of The Whittier Trust Company, 1600 Huntington Drive, South Pasadena, California, for the following purposes:

     (1)  Elect six directors to the Company's Board of Directors;

     (2)  Approve the Company's 2004 Long-Term Incentive Plan;

     (3) Transact such other business as may properly come before such meeting or any adjournment(s) thereof.

     The close of business on June 4, 2004 was fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

     You are cordially invited to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement. Whether or not you plan to attend the Annual Meeting, we ask that you vote as soon as possible. You may vote by promptly completing, signing, dating and returning your proxy card in the enclosed envelope. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                           By Order of the Board of Directors,

                                           /s/ DALLAS PARKER
                                           -----------------
                                           DALLAS PARKER
                                           Secretary

Dated: June 21, 2004

                           WHITTIER ENERGY CORPORATION
                           333 Clay Street, Suite 1100
                              Houston, Texas 77002

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                 To Be Held July 20, 2004, 10:00 a.m. Local Time

     The enclosed proxy is solicited by the Board of Directors of Whittier Energy Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on July 20, 2004. Shares of common stock, par value $.001 per share ("common stock"), of the Company represented by a properly executed proxy will be voted at the meeting. The proxy may be revoked at any time before it is exercised by sending written notice of revocation to Mr. Michael B. Young, Assistant Corporate Secretary, Whittier Energy Corporation, 333 Clay Street, Suite 1100, Houston, Texas 77002, or by signing and delivering a proxy that is dated and received later by mail, or, if the stockholder attends the meeting in person, by giving notice of revocation to the Inspector of Election at the meeting.

                                QUORUM AND VOTING

     This Proxy Statement and enclosed proxy card are being mailed to the holders of the Common stock of the Company on or about June 21, 2004. The record date for the determination of stockholders entitled to notice of, and to vote at, the meeting is June 4, 2004. On that date there were outstanding and entitled to vote 10,068,589 shares of common stock, which is the Company's only class of voting securities. A majority of the outstanding shares will constitute a quorum at the meeting. Each stockholder is entitled to one vote for each share of common stock held of record. Cumulative voting is not authorized.

     Approval of the Company's 2004 Long-Term Incentive Plan will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast against it. A plurality of the shares cast at the Annual Meeting is required for the election of each director. Abstentions are counted in the number of shares present in person or represented by proxy and entitled to vote for purposes of determining whether a proposal has been approved, whereas broker non-votes are not counted for those purposes. A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that item.

     Stockholders whose shares are registered in their own name may vote by mailing a completed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed envelope and your shares will be voted at the Annual Meeting in the manner you direct. In the event no directions are specified, your proxy will be voted FOR each of the nominees of the Board of Directors, FOR approval of the Company's 2004 Long-Term Incentive Plan, and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting.

     We will request brokerage firms, bank nominees and other institutions that act as nominees or fiduciaries for owners of common stock to forward this proxy statement to persons for whom they hold shares and to obtain authorization for the execution of proxies. Please contact the person responsible for your account and give instructions for a proxy to be signed representing your shares of common stock.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

The Board of Directors

     Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. The number of directors is established from time to time by resolution of the Board. The current authorized number of directors is seven. Assuming the presence of a quorum, a plurality of the votes cast in person or by proxy at the Annual Meeting is required for the election of each director.

Director Nominees

     All of the nominees are currently directors of the Company. Daryl Pollock was elected a director at the last annual meeting of stockholders. The remaining five nominees were appointed to fill vacancies on the Board by written consent of the Board effective September 11, 2003, pursuant to the terms of the Merger Agreement dated July 8, 2003 by and among the Company, Whittier Energy Company ("Whittier Energy"), a Nevada corporation, and WEC Acquisition, Inc., a Wyoming corporation. John Pierce, a current director of the Company, is not standing for re-election to the Board. The Board recommends that the six nominees listed below be elected to hold office until the 2005 annual meeting of stockholders or until their respective successors have been duly elected and qualified. There are no arrangements or understandings between any nominee and any other person pursuant to which any nominee was selected.

     There were no third party fees paid by us to assist in the process of identifying or evaluating candidates. If any nominee becomes unavailable for any reason, a substitute nominee may be proposed by the Board and the shares represented by the proxies will be voted for such substitute nominee, unless the Board elects to reduce the number of directors. The nominees listed below have consented to being nominated and to serve if elected, and we anticipate that all director nominees will attend the Annual Meeting. THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING DIRECTOR NOMINEES:

     JAMES A. JEFFS, age 51, has been Chairman of the Board of the Company since September 2003 and served as a director of Whittier Energy since 1997. Mr. Jeffs has served as Managing Director and Chief Investment Officer for The Whittier Trust Company, a company providing financial and fiduciary services to high net worth individuals, since 1994. Mr. Jeffs also served as the Co-Chairman of the Board of Chaparral Resources, Inc., an oil and gas exploration and production company, from May 1999 until May 2002, and as Chairman and Chief Executive Officer from May 2002 until October 2002. From 1993 to 1994, Mr. Jeffs was a Senior Vice President of Union Bank of California. Mr. Jeffs was the Chief Investment Officer of Northern Trust of California, N.A., a trust and investment management company, from 1992 to 1993. Mr. Jeffs was Chief Investment Officer and Senior Vice President of Trust Services of America, a trust and investment management company, from 1988 to 1992 and served as President and Chief Executive Officer of TSA Capital Management, an institutional investment management company, during that period.

     BRYCE W. RHODES, age 50, has served on the Company's Board of Directors and as the Company's President and Chief Executive Officer since September 2003. Mr. Rhodes was a Vice President of Whittier Energy since its incorporation in 1991 through September 2003. In that capacity, he managed all aspects of its acquisitions and exploration investments and its day to day activities. Since April 1999, he has served on the Board of Directors of PYR Energy Corporation, a public oil and gas exploration company. Mr. Rhodes also served as an investment analyst for the M.H. Whittier Corporation, an independent oil company, from 1985 until 1991.

     DAVID A. DAHL, age 41, has been a director of the Company since September 2003. Mr. Dahl served Whittier Energy as a director since 1997, as President from 1997 until September 2003, and as Secretary from August 1997 until May 1998. Since 1996, Mr. Dahl has served as the President of Whittier Ventures LLC, a private investment entity. Since 1993, Mr. Dahl has been a Vice President of The Whittier Trust Company, a company providing financial and fiduciary services to high net worth individuals. From 1990 to 1993, Mr. Dahl was a Vice President of Merus Capital management, an investment firm.

     CHARLES O. BUCKNER, age 59, has served as a director of the Company since September 2003. Mr. Buckner retired from Ernst & Young LLP, a public accounting firm, in 2002 after serving 35 years in a variety of direct client service and administrative roles while based in Houston, Texas, Cleveland, Ohio and Moscow, Russia. Mr. Buckner's client service roles were largely accounting and audit related, serving as the coordinating partner to a variety of clients, primarily in the energy business as producers, refiners, pipelines, and service companies. Mr. Buckner's administrative duties included co-chairmanship of Ernst & Young's global energy group and chairmanship of the US, Houston, and Russian energy, chemical and utility practices. Mr. Buckner has also served as a director of Horizon Offshore, Inc., a provider of marine construction services to the oil and gas industry, since December 2003 and is presently active with personal investment projects and charitable activities.

     ARLO G. SORENSEN, age 61, has been a director of the Company since September 2003. Mr. Sorensen has served the Whittier family in many capacities over his career, as the Chief Executive Officer of the Whittier family office, as a trustee and consultant on various family initiatives and as an officer and director of several private foundations. Mr. Sorensen has been the Chairman of The Whittier Trust Company since its founding in 1989. Mr. Sorensen was the President of the M.H. Whittier Corporation, an independent oil company, from 1984 until 1996. Mr. Sorensen was also a Vice President and Chief Financial Officer of Belridge Oil Company, an independent oil company, from 1968 to 1979, when it was sold to Shell Oil. Mr. Sorensen serves on the Board of Directors of St. Martin's Land Company and several private start-up entities. He has served as a member on the President's National Petroleum Council, Director of the Western States Petroleum Association, and as a President and Director of the Independent Oil Producers Agency.

     DARYL POLLOCK, age 51, has served as a director of the Company since 1993 and as the President and Chief Executive Officer of Olympic Resources Ltd. from 1993 until September 2003. Mr. Pollock also serves as President of S&P Capital Corp. and PB Energy Partners Ltd., both private companies. He has been the sole owner of DWP Consultants, a private management consulting company, since 1986.

                                   PROPOSAL 2:

               APPROVAL OF THE COMPANY'S LONG-TERM INCENTIVE PLAN

General

     At the Annual Meeting, the stockholders will be asked to approve the adoption of the Whittier Energy Corporation 2004 Long-Term Incentive Plan (the "2004 Plan"). The Board of Directors unanimously adopted the 2004 Plan on December 16, 2003, subject to stockholder approval at the Annual Meeting. On January 8, 2004, the Compensation Committee granted options to the following individuals, subject to stockholder approval:

                               Whittier Energy Corporation Long-Term Incentive Plan

                                 Shares of Common Stock   Value of Common Stock   Exercise Price   Expiration
                                   Underlying Options       Underlying Options       ($/Share)        Date
Name and Position                       Granted                 Granted (1)
Bryce W. Rhodes                         229,000                 $  389,300           $   1.75        1/8/09
    President and Chief
    Executive Officer

Daniel Silverman                        187,000                 $  317,900           $   1.75        1/8/09
    Chief Operating Officer

Michael B. Young                        156,000                 $  265,200           $   1.75        1/8/09
    Chief Financial Officer

Charles O. Buckner                       52,000                 $   88,400           $   1.75        1/8/09
    Director

David A. Dahl                            30,000                 $   51,000           $   1.75        1/8/09
    Director

James A. Jeffs                           30,000                 $   51,000           $   1.75        1/8/09
    Director

Arlo G. Sorensen                         30,000                 $   51,000           $   1.75        1/8/09
    Director

Executive Group                         572,000                 $  972,400           $   1.75        1/8/09

Non-Executive Director Group            142,000                 $  241,400           $   1.75        1/8/09

Non-Executive Officer                         0                       --                  N/A           N/A
     Employee Group

TOTAL                                   714,000                 $1,213,800           $   1.75        1/8/09


(1) Reflects total number of shares underlying options granted on January 8, 2004 with an exercise price of $1.75 per share, multiplied by the closing price of the Company's Common Stock on June 18, 2004, or $1.70 per share.

     If the 2004 Plan is not approved by the stockholders of the Company at the Annual Meeting, then all options granted under the 2004 Plan and listed above will terminate immediately.

     The 2004 Plan is designed to promote the interests of the Company and its stockholders by attracting and retaining able persons and providing reward opportunities for employees, advisors, outside directors and consultants through the potential ownership and performance of our common stock. The 2004 Plan is designed to give these individuals a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company. Accordingly, the 2004 Plan provides for granting "incentive" stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options that do not constitute incentive stock options ("nonqualified" stock options), restricted stock, phantom options, stock appreciation rights and other incentive rewards.

     The following description of certain features of the 2004 Plan is qualified in its entirety by reference to the 2004 Plan. Approval of the 2004 Plan requires the affirmative vote of a majority of the shares cast and voted at the Annual Meeting. The Board of Directors recommends a vote "FOR" approval of the 2004 Plan described below:

Number of Shares Subject to the 2004 Plan

     The aggregate maximum number of shares authorized to be issued under the 2004 Plan pursuant to grants of stock options is 1,560,000 shares of common stock (which number includes options exercisable for 714,000 shares of common stock granted on January 8, 2004 by our Compensation Committee). The maximum number of shares of common stock that may be the subject of options or stock appreciation rights granted under the 2004 Plan to any one individual during any calendar year may not exceed 350,000 shares of common stock (subject to adjustment from time to time in accordance with the provisions of the 2004
Plan).

Administration

     The 2004 Plan will be administered by the Compensation Committee. The Board, in its discretion, may designate another committee of the Board to administer the 2004 Plan, as long as that committee consists of two or more directors who are both (a) outside directors (within the meaning of Section 162(m) of the Code), and (b) Nonemployee Directors (within the meaning of Rule 16b-3 under the Exchange Act).

     The Compensation Committee, as the administrator of the 2004 Plan, will have full authority, subject to the terms of the 2004 Plan, to interpret the 2004 Plan and establish rules and regulations for the proper administration of the 2004 Plan. All decisions made by the Compensation Committee in construing the provisions of the 2004 Plan will be final, conclusive and binding.

Eligibility

     All of the employees, outside directors and consultants of the Company or any of its subsidiaries (including an employee who may also be an officer or director of any such company) are eligible to participate in the 2004 Plan and the Compensation Committee will identify and select individual participants from this eligible group to receive awards. Once the Compensation Committee selects an individual for an award, the Compensation Committee will determine the type and size of the award to be granted to the participant and shall establish the terms, conditions, restrictions and/or limitations applicable to the award.

Term of the 2004 Plan

     The 2004 Plan will be effective as of December 16, 2003 if approved by the Company's stockholders at the Annual Meeting. No further options may be granted under the 2004 Plan after December 16, 2013, and the 2004 Plan will terminate thereafter once all options, phantom options and stock appreciation rights have been exercised or expired, all restricted stock has vested or been forfeited, and all shares have been delivered with respect to any other incentive awards. The Board of Directors may, however, terminate the 2004 Plan at any time without harming the legal rights of the holders of any then outstanding awards.

Stock Options

     Term of Option. The term of each option will be as specified by the Compensation Committee at the date of grant (but not more than ten years in the case of incentive stock options). The effect of an optionee's termination of employment by reason of death, retirement, disability or otherwise will be specified in the option contract that evidences each option grant.

     Option Price. The option price will be determined by the Compensation Committee and will be no less than the fair market value of the shares on the date that the option is granted. Except for adjustments for certain changes in the common stock, the Compensation Committee may not, without the approval of the Board of Directors, amend any outstanding option. Any amendment that would adversely affect the rights of a participant under an outstanding option will require the approval of that participant.

     Special Rules for Certain Stockholders. If an incentive stock option is granted to an employee who then owns, directly or by attribution under the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary, then the term of the option will not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

     Size of Grant. The number of shares for which an option is granted to an employee will be determined by the Compensation Committee; provided, however, that the maximum number of shares of common stock for with an option may be granted to any one participant during a calendar year is 350,000.

     Status of Options. The status of each option granted to an employee as either an incentive stock option or a nonqualified stock option will be designated by the Compensation Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which incentive stock options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be nonqualified stock options. All options granted to non-employee directors will be nonqualified stock options.

     Payment. The option price upon exercise may, at the sole discretion of the Compensation Committee, be paid by an optionee in cash, other shares of common stock owned by the optionee, a combination of cash and common stock, or by any other method as determined by the Compensation Committee. Additionally, stock appreciation rights may be granted to eligible employees, in conjunction with incentive stock options or nonqualified stock options, pursuant to certain terms and conditions contained in the 2004 Plan. Stock appreciation rights give the holder, among other things, the right to a payment in cash, common stock, or a combination thereof, in an amount equal to the difference between the fair market value of the common stock at the date of exercise and the option exercise price. The 2004 Plan also allows the Compensation Committee, in its discretion, to establish procedures pursuant to which an optionee may affect a cashless exercise of an option through a brokerage firm.

     Option Contract. All options will be evidenced by a written contract containing provisions consistent with the 2004 Plan and such other provisions as the Compensation Committee deems appropriate.

Restricted Stock

     Restricted Stock Awards. Eligible employees, outside directors and consultants to the Company or any of its subsidiaries may be granted restricted stock at the discretion of the Compensation Committee.

     Transfer Restrictions and Forfeiture Obligations. Pursuant to a restricted stock award, shares of common stock will be issued or delivered to the participant at the time the award is made without any payment to the Company (other than any payment amount determined by the Compensation Committee in its discretion or otherwise required by applicable law), but such shares will be subject to certain restrictions on disposition and certain obligations to forfeit and surrender the shares to the Company. The Compensation Committee will determine the period of time, or restriction period, during which these restrictions will apply. Subject to the terms and conditions of the applicable award agreement, the participant will have the right, during the restriction period, to receive dividends paid on the restricted stock, to vote the restricted stock, and to enjoy all other stockholder rights with respect thereto, except that (i) the participant may not possess the stock certificate representing the restricted stock until the restriction period shall have expired, (ii) the participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the restricted stock during the restriction period, and (iii) a breach of the terms and conditions established by the Compensation Committee will cause a forfeiture of the restricted stock.

     Other Terms and Conditions. At the time of an award of restricted stock, the Compensation Committee may, in its absolute discretion, prescribe additional terms, conditions, restrictions and/or limitations applicable to the restricted stock.

Phantom Options

     A "phantom option" is a fictional option that can be granted to employees, outside directors and consultants at the discretion of the Compensation Committee. The strike price of the phantom option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of a share of common stock on the date of the grant. Like stock options, phantom options may not be exercised later than ten years after the date of grant. In addition, participants in phantom options will not receive dividends, liquidation rights or any other rights enjoyed by holders of our common stock. The effect of participant's termination of employment by reason of death, retirement, disability or otherwise will be specified in the award agreement that evidences such phantom option grant.

     Participants may exercise their phantom options by delivering written notice to the Company. At that time, the participant is entitled to receive the difference, if any, between the fair market value of the underlying "fictional" common stock and the aggregate strike price of the phantom option. The positive difference will be payable to the participant, at the sole discretion of the Compensation Committee, in one of the following forms (or a combination thereof): (i) cash payment, (ii) shares of common stock, and/or (iii) a promissory note issued by the Company and payable in sixty (or fewer) equal monthly installments.

Corporate Change and Other Adjustments

     The 2004 Plan provides that, upon a Corporate Transaction (as hereinafter defined), the Compensation Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash, or adjust the outstanding options as appropriate to reflect such Corporate Transaction (including, without limitation, adjusting an option to provide that the number and class of shares of common stock covered by such option will be adjusted so that the option will thereafter cover securities of the surviving or acquiring corporation or other property (including cash) as determined by the Compensation Committee). The 2004 Plan provides that a Corporate Transaction occurs (a) if the Company is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity), (b) if the Company sells, leases or exchanges all or substantially all of its assets, or
(c) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock.

     The maximum number of shares that may be issued under the 2004 Plan and the maximum number of shares that may be issued to any one individual, as well as the number and price of shares of common stock or other consideration subject to an option, will be appropriately adjusted by the Compensation Committee in the event of changes in the outstanding common stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of common stock occurring after an option is granted.

Amendments

     The Board of Directors may from time to time amend the 2004 Plan; however, no amendment may be adopted without the prior approval of the stockholders of the Company if such amendment (a) increases the number of shares of common stock that may be issued under the 2004 Plan (other than in the event of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, etc. discussed above), (b) modifies the class of eligible participants, or (c) the Company's counsel determines that stockholder approval is required by law or the rule of any securities exchange or interdealer automated quotation system on which the common stock may then be listed, traded or quoted.

Transferability

     No award granted pursuant to the 2004 Plan is transferable other than by will or the laws of descent and distribution. Any attempted sale, transfer, pledge, exchange or other disposition not specifically permitted by the 2004 Plan or the specific award agreement will be null and void.

Federal Income Tax Aspects of the 2004 Plan

     Nonqualified Stock Options, Stock Appreciation Rights and Phantom Options. As a general rule, no federal income tax is imposed on the optionee upon the grant of a nonqualified stock option such as those under the 2004 Plan (whether or not including a stock appreciation right) and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of a nonqualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right or phantom option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a nonqualified stock option, stock appreciation right or phantom option, and subject to the application of
Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee assuming any federal income tax reporting requirements are satisfied.

     Upon a subsequent disposition of the shares received upon exercise of a nonqualified stock option, a stock appreciation right or a phantom option, any appreciation after the date of exercise should qualify as capital gain. If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a nonqualified stock option or stock appreciation right.

     Incentive Stock Options. The incentive stock options under the 2004 Plan are intended to constitute "incentive stock options" within the meaning of
Section 422 of the Code. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price must be included in the optionee's alternative minimum taxable income. However, if the optionee exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

     Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

     Restricted Stock. The recipient of a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of common stock at such time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Notwithstanding the foregoing, the holder of a restricted stock award may elect under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock award based on the fair market value of the shares of common stock on the date of the award, in which case (a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the restricted stock award and is irrevocable.

     Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on
Section 162(m) of the Code and the regulations issued thereunder, the Company believes that the income generated in connection with awards granted under the 2004 Plan by the Compensation Committee should qualify as performance-based compensation and, accordingly, the Company's deduction for such compensation should not be limited by Section 162(m) of the Code. On the other hand, the income generated in connection with the exercise of stock options granted under the 2004 Plan by the Chief Executive Officer of the Company will not qualify as performance-based compensation and, accordingly, the Company's deduction for such compensation may be limited by Section 162(m) of the Code.

     The 2004 Plan is not qualified under section 401(a) of the Code.

     The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 2004 Plan. No consideration has been given to the effects of state, local, or other tax laws on the 2004 Plan or on option recipients.

Inapplicability of ERISA

     Based upon current law and published interpretations, the Company does not believe the 2004 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of the Board of Directors

     The Board held seven meetings during 2003 and action was also taken by unanimous written consent on one occasion. During 2003, each incumbent director attended at least 75% of the total number of meetings of the Board or committees of the Board on which he served during the period he was a member.

Board Independence

     The Board of Directors has determined that Charles O. Buckner has no material relationships with the Company and is an independent director as that term is defined in Rule 4200(a)(15) of the Rules of the National Association of Securities Dealers.

Committees of the Board of Directors

     The Board has established the following standing committees:

     Executive Committee. The Executive Committee has responsibility, as necessary or advisable from time to time, for the oversight and management of the business of the Company. The Executive Committee held two formal meetings during 2003 and met informally on multiple occasions. The Executive Committee is comprised of Messrs. Jeffs, Dahl, and Rhodes. The Board of Directors has adopted a formal written Executive Committee Charter and the Board reviews and reassesses the adequacy of the charter on an annual basis.

     Audit Committee. The Audit Committee has the responsibility of selecting our independent auditors, pre-approving all audit and non-audit services, reviewing with management and the independent auditors the Company's financial statements, significant accounting and financial policies and practices, audit scope and adequacy of internal audit and control systems. The Audit Committee met four times during 2003 and is presently comprised of Messrs. Buckner, Dahl and Sorensen. Mr. Buckner is the sole independent director (as that term is defined in Rule 4200(a)(15) of the Rules of the National Association of Securities Dealers) sitting on the Audit Committee and as such has not participated in the preparation of the financial statements of the Company at any time during the past three years and is able to read and understand fundamental financial statements. The Company has, and will continue to have, at least one member of the audit committee who has the requisite experience and background to be deemed a financial expert. The Board of Directors has further determined that Mr. Buckner is financially literate and is an audit committee financial expert by virtue of having the following attributes through relevant education and/or experience:

     o An understanding of generally accepted accounting principles and financial statements;

     o The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

     o Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

     o An understanding of internal controls and procedures for financial reporting; and

     o    An understanding of audit committee functions.

     The Board of Directors has adopted a formal written Audit Committee Charter and the Audit Committee reviews and reassesses the adequacy of the charter on an annual basis.

     Compensation Committee. The Compensation Committee is currently composed of Messrs. Buckner, Sorensen, Jeffs, and Dahl. The Compensation Committee met three times during 2003. Its principal function is to review and approve the compensation of the officers and other employees of the Company. In addition, the Compensation Committee administers the Company's stock option and incentive compensation plans and has the authority to make grants pursuant to these plans. Members of the Compensation Committee are not eligible to participate in any of the plans that they administer except as to options granted automatically to non-employee directors. There were no compensation committee interlocks between the Company and any other entity during 2003.

Selection of Board Nominees

     The Company does not presently maintain a nominating committee of the Board of Directors and has not adopted a charter governing the nomination process. Instead, we rely on the judgment of all of our directors to identify and select qualified candidates for election to our Board. Although our Board may adopt a nominating charter and authorize the establishment of a nominating committee in the future, our current Board is relatively small and includes only one independent director. Mr. Buckner, who is deemed to be an "independent director" as that term is defined in Rule 4200(a)(15) of the Rules of the National Association of Securities Dealers, already serves on the Audit Committee and the Compensation Committee. Consequently, our directors have determined that the small size and limited operations of the Company do not warrant the creation of a nominating committee or the adoption of a charter at the present time. In addition, the Company has not adopted a policy governing the evaluation of stockholder nominees to the Board. Rather, our directors identify and evaluate nominees to the Board according to the criteria outlined below.

Criteria For Re-election of Existing Board Members
--------------------------------------------------

     Our directors consider the following criteria in recommending the nomination of individuals for re-election to the Company's Board:

     o Record of past attendance at Board of Directors and committee meetings;
     o Ability to contribute to a positive, focused atmosphere in the Board room;
     o    Absence of any material cause for removal from the Board of Directors;
          and
     o    Past contributions in service on the Board of Directors.

     In addition, all nominees for re-election must evidence a desire and willingness to attend future Board of Directors and committee meetings. All decisions regarding whether to recommend the nomination of a director for re-election shall be within the sole discretion of the members of our Board.

Criteria For New Board Members
------------------------------

     Our directors consider the following criteria in recommending and evaluating new nominees to the our Board and its committees from time to time:

     o Expertise and perspective needed to govern the business and strengthen and support top management -- for example: strong financial expertise, knowledge of oil and gas exploration and development operations, and knowledge of the oil and gas industries.

     o Sound business judgment and a sufficiently broad perspective to make meaningful contributions, under pressure if necessary.

     o Interest and enthusiasm in the Company and a commitment to become involved in its future.

     o    The time and energy to meet Board commitments.

     o Constructive participation in discussions, with the capacity to quickly understand and evaluate complex and diverse issues.

     o    Dedication to the highest ethical standards.

     o Supportive of management, but independent, objective, and willing to question and challenge both openly and in private exchanges.

     o An awareness of the dynamics of change and a willingness to anticipate and explore opportunities.

     All decisions regarding whether to recommend the nomination a new nominee for election to the Board shall be within the sole discretion of the incumbent directors. All new nominees and directors for re-election will be evaluated without regard to race, sex, age, religion, or physical disability.

Stockholder Nominations
-----------------------

     Our directors will consider proposals for nominees to the Board from stockholders that are made in writing to Mr. Michael B. Young, Assistant Corporate Secretary, Whittier Energy Corporation, 333 Clay Street, Suite 1100, Houston, Texas 77002. To nominate a director at the Annual Meeting, a stockholder must follow the procedures set forth in Section 2.2 of the Company's Bylaws (available at the SEC's website at www.sec.gov as an exhibit to the Company's Form 8-K dated January 2, 2004 ), which require that a stockholder must be a stockholder of record at the time written notice of recommendation is delivered and must be entitled to vote for the election of directors at the meeting at which such nominee will be considered. For next year's annual meeting, written stockholder recommendations must be delivered to the Company before February 21, 2005 or such other time period as may be required or permitted by applicable law. If a special meeting of stockholders at which directors are to be elected is called, written recommendations must be delivered to the Company at least 90 days prior to the special meeting or within ten days after the public announcement of the date of the special meeting is first made. In the event that the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year's annual meeting, the stockholder notice described above will be deemed timely if it is received not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

     The stockholder notice must set forth the following:

     o All information relating to each nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as director pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serve as a director if elected, and

     o For each nominating stockholder (and beneficial owner, if any, on whose behalf the nomination is made) such person's name and address as they appear on the Company's books, the class and number of shares of common stock that are owned beneficially and of record by such person, and an affirmative statement of whether such person intends to deliver a proxy statement and form of proxy to a sufficient number of stockholders to elect such nominee or nominees.

     In addition to complying with the foregoing procedures, any stockholder nominating a director must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

Stockholder Communications with the Board
-----------------------------------------

     Stockholder communications intended for the Board of Directors or for particular directors (other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals) may be sent in care of the Company's Assistant Secretary at Whittier Energy Corporation, 333 Clay Street, Suite 1100, Houston, Texas 77002. The Assistant Secretary will forward all stockholder communications to the Board or to particular directors as directed without screening such communications.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is governed by a written charter, which was adopted in 2004 and is subject to annual review and assessment. The current charter is attached to this proxy statement as Appendix A. During our four meetings during fiscal 2003, the Audit Committee reviewed and discussed the company's financial statements filed with the SEC for each quarter with the independent auditors and with Company officers and employees who are responsible for financial reporting, accounting, internal controls, corporate compliance and legal matters. At each of its meetings, the Audit Committee had private sessions with the independent auditor to discuss any and all appropriate matters without restriction.

     We have reviewed and discussed with management the company's audited financial statements as of and for the year ended December 31, 2003. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based on our review with management and the auditors, we recommended to the Board that the audited financial statements referred to above be included in the company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC. We also considered and determined that the provision of non-audit services to the company by its independent auditing firm in 2003 was compatible with maintaining their independence.

     This report is made by the members of the Audit Committee, Messrs. Buckner, Dahl and Sorensen.

                               EXECUTIVE OFFICERS

     BRYCE W. RHODES, age 50, has served on the Company's Board of Directors and as the Company's President and Chief Executive Officer since September 2003. Mr. Rhodes was a Vice President of Whittier Energy since its incorporation in 1991 through September 2003. In that capacity, he managed all aspects of its acquisitions and exploration investments and its day to day activities. Since April 1999, he has served on the Board of Directors of PYR Energy Corporation, a public oil and gas exploration company. Mr. Rhodes also served as an investment analyst for the M.H. Whittier Corporation, an independent oil company, from 1985 until 1991.

     DANIEL SILVERMAN, age 40, has served as the Company's Chief Operating Officer since September 2003 and was a consultant to Whittier Energy and a Vice President of Whittier Operating since April 2002. Mr. Silverman served as a consultant for Regent Energy Corporation from September 2000 until April 2002 and as an Executive Vice President of Business Development and Chief Operating Officer of Petrominerals Corporation, a publicly traded oil company, from September 1999 until September 2000. From 1995 until March 1999, Mr. Silverman was the Managing Director of Acquisitions and Divestitures and a member of the Board of Directors of Torch Energy Advisors, an oil and gas acquisition and consulting company. From 1992 to 1995, Mr. Silverman was Manager of Acquisitions and Divestitures at Apache Corporation, an international oil and gas company.

     MICHAEL B. YOUNG, age 35, has served as the Company's Chief Financial Officer and Principal Accounting Officer since September 2003. Mr. Young was engaged as a financial consultant to various private clients, including Whittier Energy, from January 2003 through September 2003. Mr. Young was the Vice President and Chief Financial Officer of Chaparral Resources, Inc. from May 2002 until November 2002. Mr. Young also served as the Treasurer, Controller and Principal Financial and Accounting Officer of Chaparral from February 1998 until May 2002. From June 1991 until January 1998, Mr. Young worked in various capacities in the oil and gas tax practice of Arthur Andersen LLP, leaving the firm as a Tax Manager.

     DALLAS PARKER, age 56, was appointed Corporate Secretary of the Company in September 2003. Mr. Parker is a senior partner of Thompson & Knight LLP in the corporate practice area, a position he has held for more than the past five years. He is a member and past Chairman of the Advisory Board of Directors of the Houston Technology Center, a technology accelerator, and is a Board Member and Founder of Texas Entrepreneur's Exchange. Mr. Parker is a Member of the American, Texas, and Houston Bar Associations.

                             EXECUTIVE COMPENSATION

Compensation Committee Report

     The Compensation Committee of the Board is responsible for setting and administering the policies which govern both annual cash compensation and incentive programs for executive officers and other employees. Following review and approval of executive compensation by the Compensation Committee, the recommendations of the Compensation Committee are submitted to the full Board for approval.

     With respect to 2003 compensation, the Compensation Committee obtained from SCA Consulting, an independent compensation firm, a report including comparable executive level compensation for oil and gas companies similar to Whittier Energy Corporation, as well as comprehensive recommendations for awarding compensation to the Company's officers and directors, including salary, stock option or other incentive compensation. The Compensation Committee utilized the report provided by SCA Consulting, as well as the performance factors further described below to assist in the determination of compensation. The Compensation Committee maintains the philosophy that compensation of its executive officers should be balanced between fair and reasonable cash compensation and incentives linked to our overall operating performance. To achieve this balance, executives have, in addition to their salaries and cash bonuses, been awarded stock options that reward executives through the creation of stockholder value.

     The Compensation Committee takes into account that corporate performance, especially in the oil and gas industry, is often cyclical and that performance in any given year, whether favorable or unfavorable, may not necessarily be representative of immediate past results or future performance. Consequently, the Compensation Committee prefers to examine and recommend executive compensation levels based on certain factors compared over a period of several consecutive years, rather than applying such factors on an isolated or "snapshot" basis at the time compensation levels are recommended by the Compensation Committee to the full Board. In this regard, and partly due to the peculiarities of financial accounting requirements for oil and gas companies, the Compensation Committee emphasizes performance factors such as growth in proved oil and gas reserves, increases in volumes of oil and gas sold, oil and gas finding costs and operating costs, cash flow growth, return on equity, increases in stockholder value, positioning the company for the future and the achievement by management of specific goals set by the Board from time to time; however, the Compensation Committee has not established any specific performance levels which would automatically result in increases in compensation, nor does the Compensation Committee assign absolute weights or rankings to factors considered by it, but instead makes a subjective determination based upon a consideration of all of such factors. The Compensation Committee believes that the mix between the cash and equity incentive opportunities currently in place for the executive officers is adequate to motivate and retain them.

     In addition to the factors described above, in the case of Mr. Rhodes, the Chief Executive Officer and President, the Compensation Committee also considered Mr. Rhodes' ability to achieve high levels of corporate governance and compliance, maintain and strengthen the Company's relationships with the investment community, generate employee confidence and morale, and demonstrate other leadership qualities. Based upon the foregoing factors and considerations, the Compensation Committee approved a base salary of $175,000 for Mr. Rhodes upon his appointment as the Company's President and Chief Executive Officer in September 2003.

     Section 162(m) of the U.S. Internal Revenue Code precludes a publicly held corporation from taking a deduction for compensation in excess of $1 million for its chief executive officer or any of its four other highest-paid officers, unless compensation is awarded under plans meeting a number of requirements based upon objective performance standards and advance stockholder approval. Although the Compensation Committee has not established a policy with respect to qualifying compensation paid to its executive officers under Section 162(m), the Compensation Committee will continue to assess the implications of Section 162(m) on executive compensation and determine what action, if any, will be appropriate.

     This report is made by the members of the Compensation Committee, Messrs. Buckner, Sorensen, Jeffs, and Dahl.

Summary of Annual Compensation

     The following table sets forth compensation paid to our Chief Executive Officer and the other four most highly compensated executive officers (collectively, the "Named Executive Officers") for 2001, 2002 and 2003.

                                                 Annual Compensation               Long-Term Compensation
                                                                                   Awards             Payouts

                                                                                         Securities
                                                                Other       Restricted   Underlying              All Other
                                                                Annual        Stock       Options/     LTIP       Compen-
Name and                                 Salary     Bonus    Compensation    Award(s)       SARs      Payouts     sation
Principal Position             Year        ($)       ($)          ($)          ($)          (#)         ($)         ($)
------------------             ----        ---       ---          ---          ---          ---         ---         ---
Bryce W. Rhodes               2003(1)   $115,966   $20,000       None         None         None        None        None
   President and Chief
   Executive Officer
   (9/03 to Present)

Daryl Pollock                 2003(2)    $78,966   $17,000       None         None       15,000        None      $212,445
   President and Chief        2002       $63,687   $15,995                               50,000(3)
   Executive Officer          2001(4)    $58,104   $40,119                               25,000(4)
   (1993 - 9/03)

Daniel Silverman              2003(5)   $151,667   $20,000       None         None         None        None        None
   Chief Operating Officer
   (9/03 to Present)

Michael B. Young              2003(6)   $102,065   $20,000       None         None         None        None        None
   Chief Financial Officer,
   Treasurer, Controller and
   Assistant Secretary
   (9/03 to Present)

(1) Includes compensation paid by Whittier Energy to Mr. Rhodes as Vice President of Whittier Energy for the period January 1, 2003 through August 31, 2003 and as President and Chief Executive Officer of the Company for the period September 1, 2003 through December 31, 2003.

(2) Includes compensation paid by the Company to Mr. Pollock in his capacity as President and Chief Executive Officer of the Company prior to the September 2003 merger of Olympic and Whittier Energy, as well as compensation paid to Mr. Pollock under a consulting agreement entered into between the Company and Mr. Pollock as a condition to the merger of the Company's wholly owned subsidiary, WEC Acquisition, Inc., a newly formed Wyoming corporation, into Whittier Energy Company, a Nevada corporation, on September 10, 2003, which triggered a change in control of the Company. The consulting agreement provided for Mr. Pollock to receive $10,217 Canadian dollars per month in consulting fees for the six months prior to April 10, 2004, as well as the grant of a fully vested warrant to purchase 45,000 shares of the Company's common stock at an exercise price of $2.00 per share. The consulting agreement also provides for Mr. Pollock to receive severance payments of $5,108 Canadian dollars per month through September 10, 2005, as well as $90,000 in accrued compensation to be used to pay the aggregate exercise price of the Warrant on September 10, 2004. The estimated value of the severance portion of Mr. Pollock's consulting agreement was recorded as "Other Compensation" during 2003, including the estimated fair value of the Warrant on the date of grant of $32,445. Securities underlying options includes stock options granted to Mr. Pollock on February 7, 2003 to acquire 15,000 shares of the Company's common stock at an exercise of $2.00 per share, which expire in September 2005.

(3) Includes 50,000 stock options granted to Mr. Pollock during 2002, including options to acquire 10,000 shares of the Company's common stock granted on April 9, 2002 with an exercise price of $1.93 per share and a total of 40,000 options granted to Mr. Pollock during fiscal years 2001 and 2002, which were amended on April 9, 2002, to reflect an exercise price of $1.93 per share. Of the total options granted and repriced on April 9, 2002, 20,000 expired on March 12, 2004 and 30,000 expire in September 2005.

(4) Includes 25,000 stock options granted during fiscal year 2001, which were re-priced on April 9, 2002. See (3) above.

(5) Includes compensation paid by Whittier Energy to Mr. Silverman as an independent consultant to Whittier Energy for the period January 1, 2003 through August 31, 2003 and as Chief Operating Officer of the Company for the period September 1, 2003 through December 31, 2003.

(6) Includes compensation paid by Whittier Energy to a Texas limited liability company wholly owned by Mr. Young for consulting services provided to Whittier Energy during the period from May 2003 through August 31, 2003 and as Chief Financial Officer of the Company for the period September 1, 2003 through December 31, 2003.

Stock Options Granted in 2003

     During 2003, Daryl Pollock was granted an aggregate of 15,000 options to purchase shares of common stock at an exercise price of $2.00 per share pursuant to the Company's 2001 Amended and Restated Stock 2004 Plan as follows:

                                    Percent of
                   Number of      Total Options
                   Securities       Granted to     Exercise
                   Underlying      Employees in     Price         Expiration
Name            Options Granted        2003       ($/Share)          Date
----            ---------------        ----       ---------          ----

Daryl Pollock        15,000            25%          $2.00     September 10, 2005

Fiscal Year-End Option Values and Stock Option Exercises

     The following tables contain information concerning the number and value of exercisable and unexercisable options as of December 31, 2003, as well as stock options exercised by the named executive officers during 2003.

                                              Number of Securities           Value of Unexercised
                                             Underlying Unexercised          In-The-Money Options
                   Shares       Value     Options at December 31, 2003       at December 31, 2003
                Acquired on    Realized   ----------------------------   ---------------------------
Name            Exercise (#)     ($)      Exercisable    Unexercisable   Exercisable   Unexercisable
----            ------------     ---      -----------    -------------   -----------   -------------

Daryl Pollock       None         None       65,000            None           $0             N/A

Long-Term Incentive Plan Awards in 2003

     The Company did not grant any long-term incentive plan awards in 2003.


                                       17

Compensation of Directors

     The Company has no standard arrangement to provide cash compensation to its employee and non-employee directors for their service on the board or its committees and did not provide any cash compensation to its non-employee directors during 2003. Both employee and non-employee directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board or its committees and for other reasonable expenses related to the performance of their duties as directors. In addition, each non-employee director is eligible to receive stock option grants under the Company's Amended Stock 2004 Plan and Long-term Incentive Plan, subject to recommendation by the Company's compensation committee and approval by the Company's Board. During fiscal year 2003, the Company awarded options to acquire 45,000 shares of the Company's common stock at an exercise price of $2.00 per share to it employee and non-employee directors, including 15,000 options granted to Mr. Pollock, 10,000 to Mr. Pierce, and 20,000 options granted to the Company's various former employee and non-employee directors, including 2,500 to Mr. Forseille, 15,000 to Mr. Montano, and 2,500 to Mr. Friedman.

Employment Agreements

     As a condition to the merger of the Company's wholly owned subsidiary, WEC Acquisition, Inc., a newly formed Wyoming corporation ("WEC"), into Whittier Energy on September 10, 2003 (the "Merger"), the Company terminated its existing employment agreement with Mr. Pollock, the former President and CEO, and a current director, of the Company, and entered into a new consulting agreement with him for an initial term of six months from the closing date of the Merger. The terms of the new consulting agreement provide for Mr. Pollock to receive $10,217 Canadian dollars per month during the initial term and a Warrant to purchase 45,000 shares of the Company's common stock at an exercise price of $2.00 per share. The consulting agreement also provides for Mr. Pollock to receive $5,108 Canadian dollars per month for 24 months following the initial term, as well as $90,000 in accrued compensation to be used to pay the aggregate exercise price of the Warrant on the one year anniversary date of the Merger.

Report on Repricing of Options

     The Company did not re-price any outstanding options in 2003.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Under Section 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. The following are the shareholdings of the Company's directors and any stockholders who are known by the Company to own beneficially more than 5% of any class of its voting shares of as of June 4, 2004, the record date:

                                             Amount and Nature of       Percent
Name and Address of Beneficial Owner         Beneficial Ownership       of Class
------------------------------------         --------------------       --------

Charles Oliver Buckner                             52,000 [1]             0.5%
333 Clay Street, Suite 1100
Houston, Texas 77002

David A. Dahl                                      30,000 [2]             0.3%
1600 Huntington Drive
South Pasadena, California 91030

                                             Amount and Nature of       Percent
Name and Address of Beneficial Owner         Beneficial Ownership       of Class
------------------------------------         --------------------       --------

James A. Jeffs                                     30,000 [3]             0.3%
1600 Huntington Drive
South Pasadena, California 91030

John E. Pierce                                    129,700 [4]             1.3%
999 West Hastings Street, Suite 525
Vancouver, B.C. Canada V6C2W2

Daryl Pollock                                     222,400 [5]             2.2%
999 West Hastings Street, Suite 525
Vancouver, B.C. Canada V6C2W2

Bryce W. Rhodes                                   369,106 [6]             3.7%
7770 El Camino Real
Carlsbad, California 92009

Daniel Silverman                                  187,000 [7]             1.9%
333 Clay Street, Suite 1100
Houston, Texas 77002

Arlo G. Sorensen                                3,086,466 [8]            30.7%
1600 Huntington Drive
South Pasadena, California 91030

Michael B. Young                                  156,000 [9]             1.5%
333 Clay Street, Suite 1100
Houston, Texas 77002

Whittier Holdings, Inc.                         3,459,802 [10]           34.4%
100 W. Liberty Street, Suite 890
Reno, Nevada 89501-1952

Whittier Trust Company                          2,563,385 [11]           25.5%
1600 Huntington Drive
South Pasadena, California 91030

The Whittier Trust Company of Nevada, Inc.        896,418 [12]            8.9%
100 W. Liberty Street, Suite 890
Reno, Nevada 89501-1952

Whittier Ventures LLC                           3,056,466 [13]           30.4%
1600 Huntington Drive
South Pasadena, California 91030

Laura-Lee W. Woods                                841,253 [14]            8.4%
1600 Huntington Drive
South Pasadena, California 91030

Robert J. Woods, Jr.                              841,253 [15]            8.4%
1600 Huntington Drive
South Pasadena, California 91030

All Officers and Directors as a Group           4,262,672                39.4%
(10 persons)

-----------------
(1) Represents an option to purchase 52,000 shares of common stock granted to Mr. Buckner on January 8, 2004. The option is unvested and the 2004 Plan is subject to approval of Proposal 2 by our stockholders.

(2) Represents an option to purchase 30,000 shares of common stock granted to Mr. Dahl on January 8, 2004. The option is unvested and the 2004 Plan is subject to approval of Proposal 2 by our stockholders.

(3) Represents an option to purchase 30,000 shares of common stock granted to Mr. Jeffs on January 8, 2004. The option is unvested and the 2004 Plan is subject to approval of Proposal 2 by our stockholders.

(4) As disclosed in a filing on Schedule 13G filed with the SEC on February 28, 2003 and adjusted to reflect the one-for-ten reverse split of our outstanding common stock effective December 31, 2003.

(5) As disclosed in a filing on Schedule 13G filed with the SEC on December 27, 2001 and in a Form 4 filed with the SEC on September 11, 2003, and adjusted to reflect the one-for-ten reverse split of our outstanding common stock effective December 31, 2003. Represents 177,400 shares of common stock and a warrant to purchase 45,000 shares of common stock at $2.00 per share.

(6) Represents 140,106 shares of common stock owned by Bryce W. Rhodes 1975 Trust, of which Mr. Rhodes is a trustee and the beneficiary, and an option to purchase 229,000 shares of common stock, granted to Mr. Rhodes on January 8, 2004. The option is unvested and the 2004 Plan is subject to approval of Proposal 2 by our stockholders.

(7) Represents an option to purchase 187,000 shares of common stock granted to Mr. Silverman on January 8, 2004. The option is unvested and the 2004 Plan is subject to approval of Proposal 2 by our stockholders.

(8) Represents an option to purchase 156,000 shares of common stock granted to Mr. Young on January 8, 2004. The option is unvested and the 2004 Plan is subject to approval of Proposal 2 by our stockholders.

(9) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003 and adjusted to reflect the one-for-ten reverse split of our outstanding common stock effective December 31, 2003. Represents shares beneficially owned by The Whittier Trust Company of Nevada, Inc, and Whittier Trust Company described in footnotes 13 and 14 below. As the sole stockholder of each of The Whittier Trust Company of Nevada, Inc, and Whittier Trust Company, Whittier Holdings, Inc. may be deemed to share voting and disposition power with respect to the shares of common stock owned by each of The Whittier Trust Company of Nevada, Inc. and Whittier Trust Company.

(10) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003 and adjusted to reflect the one-for-ten reverse split of our outstanding common stock effective December 31, 2003. Represents shares of common stock owned by various trusts of which Whittier Trust Company is the sole trustee or a co-trustee.

(11) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003 and adjusted to reflect the one-for-ten reverse split of our outstanding common stock effective December 31, 2003. Represents shares of common stock owned by various trusts of which The Whittier Trust Company of Nevada, Inc. is the sole trustee or a co-trustee.

(12) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003 and adjusted to reflect the one-for-ten reverse split of our outstanding common stock effective December 31, 2003.

(13) Represents shares of common stock owned by Whittier Ventures, LLC described in footnote 15 above. As co-trustee of certain trusts that are the members of Whittier Ventures, LLC, Mr. Williams may be deemed to share voting and disposition power with respect to the shares of common stock owned by Whittier Ventures, LLC.

(14) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003 and adjusted to reflect the one-for-ten reverse split of our outstanding common stock effective December 31, 2003. Represents shares of common stock owned by Laura-Lee W. Woods 1992 Trust and Robert J. Woods, Jr. 1992 Trust. Ms. Woods is the co-trustee of Laura-Lee W. Woods 1992 Trust and is the spouse of Robert J. Woods, Jr., the co-trustee of Robert
     J. Woods, Jr. 1992 Trust.

(15) As disclosed in a joint filing on Schedule 13D filed with the SEC on September 22, 2003 and adjusted to reflect the one-for-ten reverse split of our outstanding common stock effective December 31, 2003. Represents shares of common stock owned by Laura-Lee W. Woods 1992 Trust and Robert J. Woods, Jr. 1992 Trust. Mr. Woods is the co-trustee of Robert J. Woods, Jr. 1992 Trust and is the spouse of Laura-Lee W. Woods, the co-trustee of Laura-Lee
     W. Woods 1992 Trust.

Change in Control of the Company in 2003

     On September 10, 2003, WEC, a wholly owned subsidiary of the Company, completed the Merger with Whittier Energy pursuant to the Agreement and Plan of Merger, dated July 8, 2003 and as subsequently amended on August 29 and September 9, 2003, by and between WEC and Whittier Energy. As a result of the Merger, WEC merged with and into Whittier Energy with Whittier Energy surviving the Merger to become the wholly owned subsidiary of the Company. In exchange for their Whittier common stock, the Whittier Energy shareholders received shares of the Company's voting common stock, no par value, and Series A Convertible Preferred Stock ("Preferred Stock"). After giving effect to the conversion of the Preferred Stock, Whittier Energy's former shareholders now own approximately 85% of the Company's outstanding voting common stock.

     Upon consummation of the Merger, each of Whittier Energy's 100,000 outstanding common shares was exchanged for 793.93142 shares of the Company's common stock and one share of Preferred Stock. Each share of Preferred Stock was automatically convertible into 60 shares of common stock upon the availability of 6,000,000 additional authorized and unissued shares of common stock necessary to effect the conversion of all of the outstanding Preferred Stock. Any fractional shares received by Whittier stockholders were rounded up to the nearest whole share of the Company's common stock. The Company also granted limited piggyback registration rights to all of the former Whittier Energy shareholders and certain of the Company's option and warrant holders pursuant to a registration rights agreement entered into as a condition to the merger. On December 31, 2003, the Company effected a one-for-ten reverse split of its outstanding shares of common stock and all of the outstanding Preferred Stock was immediately converted into 600,000 shares of common stock on a post-split basis.

     In connection with the Merger, Dr. Kenneth Friedman, Patrick Forseille and Alex Montano resigned from the Board effective September 10, 2003. Daryl Pollock and John Pierce retained their positions on the Board and appointed Messrs. Jeffs, Dahl, Sorensen, Rhodes and Buckner to the Board in connection with the closing of the Merger. The newly constituted Board then appointed Mr. Jeffs as Chairman of the Board. Mr. Rhodes was appointed President and Chief Executive Officer; Daniel Silverman was appointed Chief Operating Officer; Michael B. Young was appointed Chief Financial Officer, Treasurer, Controller and Assistant Secretary. Bev Funston and Malcolm Bell resigned from the offices of Corporate Secretary and Vice President of Communications, respectively, and Mr. Parker was appointed to the office of Corporate Secretary.

Certain Relationships and Related Transactions

     Dallas Parker, Corporate Secretary of the Company, is a senior partner at the law firm of Thompson & Knight LLP, which provides legal services to the Company and its subsidiaries. For the fiscal year ended December 31, 2003, the total legal fees paid by the Company to Thompson & Knight LLP represented less than one percent of the gross revenue of the firm.

     The Company paid CK Cooper & Company, Inc., an investment banking firm, approximately $140,000 in fees relating to advisory services provided in connection with the September 2003 Merger of Olympic and Whittier Energy. Mr. Montano, a former director of the Company, is also an officer and shareholder of CK Cooper.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the SEC. Such officers, directors and stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such forms and amendments thereto furnished to the Company during the Company's most recent fiscal year by the Company's executive officers, directors, and persons who beneficially owned more than 10 percent of a registered class of the Company's equity securities, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except for certain exceptions prior to the merge of Olympic and Whittier Energy. Daryl Pollock, John Pierce, and certain former officers and directors of the Company, including Patrick Forseille, Bev Funston, Malcolm Bell, Ken Friedman, Mike Lathigee, Peter Jensen and Alex Montano, failed to timely file their initial Form 3's relating to the reincorporation of the Company into the State of Wyoming on January 8, 2003. All required Form 3's were filed on January 22, 2003. Additionally, Messrs. Pollock, Forseille, Pierce, Funston, Bell, Friedman and Montano failed to timely file Form 4's in conjunction with issuance of stock options to such individuals on February 27, 2003. All required Form 4's were filed on March 10, 2003.

                                 CODE OF ETHICS

     In April 2004, the Board of Directors adopted the Code of Business Conduct (Code of Conduct) for our directors, officers and employees that meets the requirements of a code of ethics under Item 406 of Regulation S-B. You can access the Company's Code of Conduct on the Investor Relations page of the Company's website at www.whittierenergy.com. Any stockholder may obtain a printed copy of the Code of Conduct by submitting a request to the Company's Corporate Secretary. Changes in and waivers to the Code of Conduct for the Company's directors, chief executive officer and chief financial officer and controller will be posted on the Company's website within five business days and maintained for at least 12 months.

                                   ACCOUNTANTS

     After completion of the Merger on September 10, 2003, the Board of Directors recommended and approved the selection of the accounting firm of Brown Armstrong Paulden McCown Starbuck & Keeter ("Brown Armstrong"), independent accountants to Whittier Energy Company prior to the Merger, to replace the firm of J.H. Cohn LLP ("J.H. Cohn") as the Company's independent accountants as of the date of the Merger.

     J.H. Cohn did not resign or decline to stand for reelection, but were dismissed as part of the change of control to allow the appointment of Brown Armstrong as the Company's principal accountants. J.H. Cohn's opinion regarding the financial statements of the Company for the last two fiscal years did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. We are not aware of any disagreements with the Company's former accountant during the past two most recent fiscal years and the subsequent interim period up to the date of dismissal on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure. Additionally, there were no reportable events pursuant to Item 304(a)(iv) of Regulation S-B under the Securities Act of 1933.

     The Company previously disclosed the change in its principal accountants in its Form 8-K/A filed with the Securities and Exchange Commission on November 24, 2003. At that time, the Company provided J.H. Cohn with a copy of the disclosures made therein in response to the disclosures required by Regulation S-K, Item 304(a). The former accountant was provided an opportunity to furnish the Company with a letter addressed to the Commission stating its agreement and absence of any disagreement with the statements made by the Registration in response to this Item, which was attached as an Exhibit to the Form 8-K/A at the time it was filed.

     On May 6, 2003, prior to the Company's Merger with Whittier Energy, Davidson & Company resigned as the Company's principal independent accountant, as it was mutually agreed that the Company needed to retain a principal independent accountant specializing in U.S. Generally Accepted Accounting Principles in conjunction with the Company's reincorporation into the State of Wyoming in January 2003. On May 6, 2003, the Company's board of directors approved and authorized the engagement of J. H. Cohn LLP, 5415 Oberlin Drive, San Diego, California, U.S.A. 92121, as the Company's principal independent accountant.

     Davidson & Company's audit reports regarding the Company's financial statements for the two fiscal years ended February 28, 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. Furthermore, during the Company's last two fiscal years ended February 28, 2003 and the subsequent period up to Davidson & Company resignation as the Company's principal independent accountants, there were no disagreements between Davidson & Company and Olympic which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Davidson & Company, would have caused Davidson & Company to make reference to the subject matter of the disagreements in connection with its audit reports during the applicable time periods.

     We anticipate that representatives of Brown Armstrong will attend the Annual Meeting and will be available to answer questions concerning the Company's audit for 2003.

Audit Fees

     The Company's principal accountants billed fees of approximately $90,889 and $9,615 for the fiscal years ended December 31, 2003 and 2002, respectively, for the audit of the Company's annual financial statements and review of quarterly financial statements reported on Form 10-QSB. The audit fees for 2003 include the audit and quarterly reviews for the Company prior to the Merger, based upon a February 28, 2003 fiscal year end, as well as the Company's 2003 audit and quarterly review for the quarter ended September 30, 2003. Audit fees for 2002 reflect the audit of the Company's fiscal year ended February 28, 2002 as a Canadian issuer.

Audit Related Fees

     The Company's principal accountants billed audit related fees of $31,057 in 2003 related to the audit and review of Whittier Energy's historical financial statements included in regulatory filings required as a result of the Merger. There were no audit related fees billed to the Company by its principal accountants in 2002.

Tax Fees

     The Company's principal accountants did not bill the Company for any fees during fiscal years 2003 and 2002 for tax compliance, advice or planning services.

All Other Fees

     The Company was not billed for any other fees by its principal accountants during the fiscal years ended December 31, 2003 or 2002.

     The Audit Committee requires that all audit and non-audit services performed by the Company's principal accountants are pre-approved by the entire Audit Committee or by one or more members delegated to do so by the entire Committee.

                                    Exhibit A

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                           WHITTIER ENERGY CORPORATION

                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter adopted by the Board shall be effective June 1, 2004 and may be amended from time to time at the discretion of the Board.

                                     PURPOSE

The Audit Committee ("the Committee") is established to assist the Board of Directors (the Board") of Whittier Energy Corporation, a Nevada corporation ("the Company"), in fulfilling its responsibilities for monitoring (i) the integrity of the quarterly and annual financial and accounting information to be provided to the shareholders and the Securities and Exchange Commission ("SEC");
(ii) the system of internal controls that management has established; (iii) the Company's independent auditor's qualifications and independence, (iv) the performance of the Company's internal audit functions and its independent auditor; and (v) the Company's compliance with legal and regulatory requirements governing the preparation and reporting of financial information.

                                   COMPOSITION

The Committee will be comprised of three or more directors, as determined by the Board, all of whom will be non-employee directors and a minimum of one will be independent in accordance with applicable law, including SEC and NASDAQ National Market ("NASDAQ") rules. All of the members of the Committee will be able to read and understand financial statements at the time of their appointments and at least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board will elect one of the members of the Committee to be the Committee Chair. It is understood that the Board has complete discretion in electing and removing members of the Committee.

                                    MEETINGS

The Committee will meet at least four times annually in conjunction with the completion of the Company's quarterly and annual financial statements and as many additional times as the Committee deems necessary. Meetings may be held either in person or telephonically. Content of the agenda for each meeting should be submitted and approved by the Committee Chair prior to the meeting. The Committee may meet in separate executive sessions with the chief financial officer and independent auditor at other times when considered appropriate.

                       ATTENDANCE AND QUORUM REQUIREMENTS

Committee members will be expected to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditor be present at Committee meetings. A quorum for conducting a Committee meeting shall exist with the presence of at least 66 2/3% of the elected members in attendance either in person or telephonically.

                                     VOTING

Business matters and requests presented to the Committee for consideration shall be deemed approved with the consent of at least 66 2/3% of members present. Matters failing to achieve 66 2/3% consent shall be considered declined by the Committee.

                                    AUTHORITY

The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee shall determine the permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. The independent auditor shall report directly to the Committee.

The Committee shall have the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. All employees shall be directed to cooperate with respect thereto as requested by members of the Committee. The Committee shall have the authority, to the extent it deems necessary or appropriate to the performance of its duties, to engage and determine funding for, independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor and to any advisors employed by the Committee. The Committee may also delegate authority to one or more designated members of the Committee, including the authority to pre-approve all auditing and permitted non-audit services, providing that such decisions are presented to the full Committee at its next scheduled meeting.

                                 SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

Review of Documents and Reports

1. At the completion of the annual audit, review with management and the independent auditor the following:

     - The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders on Form 10-KSB including: (i) the selection and disclosure of all critical accounting policies and practices used;
          (ii) any management certifications related thereto; and (iii) any certification, report, opinion or review rendered by the independent auditor.

     - Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

     - Significant developments in accounting guidelines, policies and procedures including any changes in generally accepted accounting principles which may impact the Company's accounting policies or financial results.

     - Other communications as required to be communicated by the independent auditor by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent auditor concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

          If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

2. After preparation by management and review by independent auditor, approve the report required under SEC rules to be included in the Company's annual proxy statement. The Audit Committee Charter is to be published as an appendix to the proxy statement every three years.

3. Review with the Company's management and the independent auditor prior to filing the Company's interim financial information, earnings press release and the financial information contained in the Company's quarterly reports on Form 10-QSB, including: (i) the selection, application and disclosure of the critical accounting policies and practices used; and (ii) any management certifications related thereto. The Chair may represent the Committee for purposes of review.

4. Review with the Company's management and the independent auditor all significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent auditor their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

5. Review any reports submitted by the independent auditor, including a report, if prepared, relating to: (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
     (iii) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. Review disclosures made by CEO and CFO during the Forms 10-KSB and 10-QSB certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the Company's internal controls.

7. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from legal counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

Control Processes

8. Review with the Company's management and the independent auditor the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditor their letter as to the adequacy of such controls.

9. Require that the independent auditor will advise management and the Committee, through its Chair, of any matters identified through the procedures followed for interim quarterly financial statements that may adversely affect the quality or the acceptability of the quarterly financial reports. This notification as required under standards for communication with Audit Committees regarding the effect on quality of significant events, transactions, and changes in accounting estimates, is to be made prior to the related press release or, if not practicable, prior to filing Form 10-QSB with the SEC.

10. Meet with management and the independent auditor to discuss any relevant significant recommendations that the independent auditor may have, particularly those characterized as "material" or "serious". Typically, such recommendations will be presented by the independent auditor in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Discuss with the independent auditor the quality of the Company's financial and accounting personnel. Also elicit the comments of management regarding the responsiveness of the independent auditor to the Company's needs.

External Audit

The Committee will:

12. Pre-approve in accordance with applicable law (including SEC and NASDAQ rules) all audit and permissible non-audit services provided to the Company by the independent auditor. The Committee may delegate this responsibility to one or more members of the Committee.

13. Review the scope and general extent of the independent auditor' annual audit. The Committee's review should include an explanation from the independent auditor of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent auditor should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.

14. At least annually, obtain and review a report by the independent auditor describing: (i) the independent auditor's internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the registered public accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accounting firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company (to assess the independent auditor's independence).

15. Inquire as to the independence of the independent auditor and obtain from the independent auditor, at least annually, a formal written statement delineating all relationships and services between the independent auditor and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee.

16. Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

17.  Review any reports submitted to the Committee by the independent auditor.

Compliance

18. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the NASDAQ, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

19. Review with management and the independent auditor the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

20. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the listed issuer regarding accounting, internal accounting control, or auditing matters; and (ii) the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters in compliance with applicable law, including SEC rules.

21. Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standard of conduct, as required by the Code of Conduct policy adopted by the Board and any other policies of the Company governing the integrity and conduct of management which the Board determines should be overseen by the Committee. This Code of Conduct will be applicable to all directors, officers and employees and shall be made publicly available in accordance with SEC and NASDAQ rules.

Other Responsibilities

22. Make reports and recommendations to the Board on matters within the scope of the Committee's functions.

23. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable SEC and NASDAQ Audit Committee Requirements.

24. Should the Company receive an audit opinion that contains a going concern qualification, the Committee will assure that the Company makes a timely public announcement through the public news media disclosing the receipt of such qualification and provides the text of the public announcement to the appropriate NASDAQ department in accordance with NASDAQ rules.

25. Review and approve, where appropriate, all related-party transaction as are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

26. Engage independent counsel and other advisors, as the Committee deems necessary or appropriate to carry out its duties, with funding provided by the Company.

27.  Perform other activities related to this charter as requested by the Board.

Limitation of Audit Committee's Role

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable rules and regulations. These are responsibilities of management and the independent auditor.

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